J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1

Asset Backed Pass-Through Certificates, Series 2005-FLD1

$ 1,016,612,000 (Approximate)

Subject to Revision

July [20], 2005 – Computational Materials

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME.  THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED

THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.  INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the issuer.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005  JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc., member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Computational Materials

$ 1,016,612,000

(Approximate)

J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1

Issuer

J.P. Morgan Acceptance Corporation I

Depositor

J.P. Morgan Mortgage Acquisition Corp.

Seller

Fieldstone Mortgage Company

Originator

JPMorgan Chase Bank, NA

Servicer

Asset Backed Pass-Through Certificates, Series 2005-FLD1

July [20], 2005

Expected Timing:

Pricing Date:

On or about July [22], 2005

Closing Date:

On or about [August 3], 2005

First Payment Date:

August [25], 2005

Structure:

Bond Structure

$ 1,028,316,000 (approximate) senior/subordinate structure, floating rate

Rating Agencies:

Moody’s, Standard & Poor’s and Fitch

Computational Materials for

JPMAC 2005-FLD1

Preliminary Term Sheet                                                 Date Prepared: July [20], 2005

$ 1,016,612,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Corp.  2005-FLD1

	Principal	WAL (Years)	Pymt Window	Expected Rating	Assumed Final	Certificate
Class(1,3)	Amount ($)	Call/Mat (2)	(Mths) Call/Mat(2)	(Moody’s/S&P/Fitch)	Distribution Date	Type
A-1	$493,039,000	1.00/1.00	1 - 22/1 - 22	Aaa/AAA/AAA	August 2027	Fltg Rate Senior
A-2	$313,609,000	3.00/3.28	22 - 70/22 - 137	Aaa/AAA/AAA	June 2035	Fltg Rate Senior
A-3	$6,749,000	5.81/12.55	70 - 70/137 - 167	Aaa/AAA/AAA	June 2035	Fltg Rate Senior
M-1	$41,494,000	5.00/5.46	53 - 70/53 - 141	Aa1/AA+/AA+	June 2035	Fltg Rate Subordinate
M-2	$38,303,000	4.61/5.05	47 - 70/47 - 135	Aa2/AA/AA	June 2035	Fltg Rate Subordinate
M-3	$22,875,000	4.42/4.85	45 - 70/45 - 128	Aa3/AA-/AA-	June 2035	Fltg Rate Subordinate
M-4	$20,747,000	4.33/4.74	43 - 70/43 - 123	A1/A+/A+	June 2035	Fltg Rate Subordinate
M-5	$18,087,000	4.26/4.66	42 - 70/42 - 119	A2/A/A	June 2035	Fltg Rate Subordinate
M-6	$18,087,000	4.21/4.59	41 - 70/41 - 114	A3/A-/A-	June 2035	Fltg Rate Subordinate
M-7	$15,427,000	4.17/4.51	40 - 70/40 - 108	Baa1/BBB+/BBB+	June 2035	Fltg Rate Subordinate
M-8	$15,427,000	4.14/4.44	39 - 70/39 - 102	Baa2/BBB/BBB	June 2035	Fltg Rate Subordinate
M-9	$12,768,000	4.12/4.37	38 - 70/38 - 95	Baa3/BBB-/BBB-	June 2035	Fltg Rate Subordinate
M-10	$11,704,000	Not Publicly Offered		Ba1/BB+/BB+	June 2035	Fltg Rate Subordinate
Total:	$1,028,316,000

(1)

The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)

See “Pricing Prepayment Speed” herein.

(3)

The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates are priced to call.  The margin on the Class A-1, Class A-2, and Class A-3 Certificates doubles and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates is equal to 1.5x the original margin after the clean-up call date.

See “Formula Rate” herein.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Issuer:

J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator:

Fieldstone Mortgage Company (“Fieldstone”).

Servicer:

JPMorgan Chase Bank, NA

Lead Manager:

J.P. Morgan Securities Inc.

Co-Manager:

Countrywide Securities Corporation

Securities Administrator:

JPMorgan Chase Bank, National Association

Trustee:

U.S. Bank, National Association

Custodian:

JPMorgan Chase Bank, National Association

Senior Certificates:

The Class A-1, Class A-2, and Class A-3 Certificates.

Subordinate Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.

Offered Certificates:

The Senior Certificates and the Subordinate Certificates (other than the Class M-10 Certificates).

Non-Offered Certificates:

The Class M-10, Class C, Class P and Residual Certificates.

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

July 1, 2005.

Expected Pricing Date:

On or about July [22], 2005.

Expected Closing Date:

On or about [August 3], 2005.

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) commencing in August 2005.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, subject to the conditions described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.50% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related Collection Period.

Securities Administrator

 Fee:

Approximately [0.01]% per annum on the aggregate principal balance of the Mortgage Loans.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

20% HEP

ARM Loans:

[100% PPC (100% PPC: 8.00% - 30.00% CPR over 12 months and remaining constant at 30.00% CPR through month 22, remaining constant at 55% for months 23 through 27, and then remaining constant at 35.00% for months 28 and thereafter)

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,063,959,856, of which: (i) approximately $83,321,457 consisted of a pool of fixed-rate Mortgage Loans and (ii) approximately $980,638,399 consisted of a pool of adjustable-rate mortgage.

Silent Seconds:

The mortgaged properties relating to approximately 61.74% of the first-lien mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 93.68%.

Pass-Through Rate:

The “Pass-Through Rate” on each Class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate.

Formula Rate:

The “Formula Rate” on each Class of Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) the Maximum Cap.

Adjusted Net Mortgage Rate:

The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee Rate.

Adjusted Net Maximum

Mortgage Rate:

The “Adjusted Net Maximum Mortgage Rate” for each Mortgage Loan is equal to the maximum loan rate (or the loan rate in the case of any fixed-rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the Securities Administrator Fee Rate.

Net WAC Rate:

 The “Net WAC Rate” is the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Maximum Cap:

 The "Maximum Cap" is the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net WAC Rate

Carryover Amount:

If on any Distribution Date the Pass-Through Rate for any Class of Certificates is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the related Formula Rate over (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Formula Rate.  Any Net WAC Rate Carryover Amount will be distributed on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow;

2) The Overcollateralization Amount; and,

3) Subordination;

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under “Priority of Distributions.”

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior and Subordinate Certificates and the Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 3.35% the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to maintain O/C until the Overcollateralization Target Amount is reached.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” is approximately

3.35% of  the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount is approximately 6.70% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date on which the aggregate principal balance of the Senior Class Certificates has been reduced to zero; and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in [August 2008] and

  (y)   the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to [47.10%].

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds 34.00% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage
August 2007 – July 2008	1.55%
August 2008 – July 2009	3.50%
August 2009 – July 2010	5.00%
August 2010 – July 2011	6.00%
August 2011 and thereafter	6.50%

Expected Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Expected Support
Senior Certificates	23.55%	47.10%
M-1	19.65%	39.30%
M-2	16.05%	32.10%
M-3	13.90%	27.80%
M-4	11.95%	23.90%
M-5	10.25%	20.50%
M-6	8.55%	17.10%
M-7	7.10%	14.20%
M-8	5.65%	11.30%
M-9	4.45%	8.90%
M-10	3.35%	6.70%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-10 Certificates, then to the Class M-9 Certificates, then to the Class M-8 Certificates, then to the Class M-7 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, then to the Class M-1 Certificates.

Realized Losses will not be allocated to any of the Senior Certificates.

Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1)

Interest funds, as follows: first, servicing fees and Securities Administrator Fee, second, monthly interest plus any previously unpaid interest to the Senior Certificates, pro rata, third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth, monthly interest to the Class M-7 Certificates, tenth, monthly interest to the Class M-8 Certificates, eleventh, monthly interest to the Class M-9 Certificates and twelfth, monthly interest to the Class M-10 Certificates.

2)

Principal funds, as follows: monthly principal to the Senior Certificates, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class M-7 Certificates as described under "Principal Paydown", then monthly principal to the Class M-8 Certificates as described under "Principal Paydown", then monthly principal to the Class M-9 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class M-10 Certificates as described under "Principal Paydown."

3)  Excess Cashflow as follows: as principal to the Offered Certificates to replenish or maintain O/C as described under "Principal Paydown", then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9 Certificates, then any unpaid applied Realized Loss amount to the Class M-9 Certificates, then any previously unpaid interest to the Class M-10 Certificates, and then any unpaid applied Realized Loss amount to the Class M-10 Certificates.

4)  Any remaining Excess Cashflow to the Net WAC Rate Carryover Reserve Account, to the extent of any unpaid Net WAC Rate Carryover Amount payable to the Offered Certificates, after taking into account payments received by the trust from the Yield Maintenance Agreement.

5)

Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as further described in the pooling agreement.

Principal Paydown:

Senior Certificates:

Principal allocable to the Senior Certificates will be distributed sequentially to the Class A-1, Class A-2, and Class A-3 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero.

1)

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, provided however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class M-7 Certificates, viii) the Class M-8 Certificates, ix) the Class M-9 Certificates and then x) the Class M-10 Certificates.

2)

On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, such that the Senior Certificates will have at least 47.10% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 39.30% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 32.10% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 27.80% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 23.90% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 20.50% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 17.10% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 14.20% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 11.30% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 8.90% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 6.70% credit enhancement, (subject, in each case, to any overcollateralization floors).

 Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into one or more Yield Maintenance Agreements with a counterparty (“the Counterparty”) for the benefit of the Senior and Subordinate Certificates. The Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the related strike rate on the related notional amount. Each Yield Maintenance Agreement will terminate after the Distribution Date in April 2008. Any payments received from a Yield Maintenance Agreement will be deposited in the Net WAC Rate Carryover Reserve Account.

Net WAC Rate Carryover

Reserve Account:

Amounts deposited in the Net WAC Rate Carryover Reserve Account will be distributed as follows:

A)

First to the Senior and Subordinate Certificates, any related unpaid Net WAC Rate Carryover Amount (in each case only up to a maximum amount equal to the Cap Amount for the related class) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi)

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

viii)

to the Class M-7 Certificates.

ix)

to the Class M-8 Certificates.

x)

to the Class M-9 Certificates.

xi)

to the Class M-10 Certificates.

B)

Second to the Senior and Subordinate Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to A) above) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective entitlements.

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi)

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

viii)

to the Class M-7 Certificates.

ix)

to the Class M-8 Certificates.

x)

to the Class M-9 Certificates.

xi)

to the Class M-10 Certificates.

Cap Amount:

The “Cap Amount” for each class of Senior Certificates is equal to (i) the aggregate amount received by the trust from the Yield Maintenance Agreement multiplied by (ii) a fraction equal to (a) the aggregate principal balance of such class divided by (b) the aggregate principal balance of all classes of Senior Certificates.

Net WAC Rate for the Offered Certificates

Period	Dist Date	Net WAC Rate(1)	Effective Net WAC Rate(1,2)	Period	Dist Date	Net WAC Rate(1)	Effective Net WAC Rate(1,2)
1	25-Aug-05	9.05	9.05	42	25-Jan-09	8.50	11.14
2	25-Sep-05	6.42	20.31	43	25-Feb-09	8.50	11.14
3	25-Oct-05	6.64	20.31	44	25-Mar-09	9.41	12.32
4	25-Nov-05	6.43	20.32	45	25-Apr-09	8.50	11.12
5	25-Dec-05	6.64	20.32	46	25-May-09	8.78	11.63
6	25-Jan-06	6.43	20.33	47	25-Jun-09	8.49	11.25
7	25-Feb-06	6.43	20.33	48	25-Jul-09	8.77	11.62
8	25-Mar-06	7.12	20.34	49	25-Aug-09	8.49	11.23
9	25-Apr-06	6.43	20.34	50	25-Sep-09	8.49	11.22
10	25-May-06	6.65	20.35	51	25-Oct-09	8.77	11.59
11	25-Jun-06	6.43	20.36	52	25-Nov-09	8.48	11.35
12	25-Jul-06	6.65	20.37	53	25-Dec-09	8.77	11.72
13	25-Aug-06	6.44	20.37	54	25-Jan-10	8.48	11.33
14	25-Sep-06	6.44	20.38	55	25-Feb-10	8.48	11.32
15	25-Oct-06	6.65	20.39	56	25-Mar-10	9.39	12.52
16	25-Nov-06	6.44	20.40	57	25-Apr-10	8.48	11.30
17	25-Dec-06	6.66	20.41	58	25-May-10	8.76	11.67
18	25-Jan-07	6.44	20.42	59	25-Jun-10	8.49	11.30
19	25-Feb-07	6.44	20.43	60	25-Jul-10	8.77	11.66
20	25-Mar-07	7.14	20.44	61	25-Aug-10	8.48	11.28
21	25-Apr-07	6.45	20.46	62	25-Sep-10	8.48	11.27
22	25-May-07	8.43	20.49	63	25-Oct-10	8.76	11.63
23	25-Jun-07	8.16	20.51	64	25-Nov-10	8.48	11.24
24	25-Jul-07	8.43	20.53	65	25-Dec-10	8.76	11.61
25	25-Aug-07	8.16	20.54	66	25-Jan-11	8.48	11.22
26	25-Sep-07	8.16	20.56	67	25-Feb-11	8.47	11.21
27	25-Oct-07	8.43	20.57	68	25-Mar-11	9.38	12.40
28	25-Nov-07	8.16	20.58	69	25-Apr-11	8.47	11.19
29	25-Dec-07	8.43	20.59	70	25-May-11	8.75	11.55
30	25-Jan-08	8.16	20.60
31	25-Feb-08	8.16	20.62
32	25-Mar-08	8.72	20.63
33	25-Apr-08	8.17	20.65
34	25-May-08	8.79	10.72
35	25-Jun-08	8.51	10.37
36	25-Jul-08	8.79	10.71
37	25-Aug-08	8.50	10.36
38	25-Sep-08	8.50	10.35
39	25-Oct-08	8.79	10.70
40	25-Nov-08	8.50	11.16
41	25-Dec-08	8.78	11.52

(1)

Assumes 1-month LIBOR remains constant at 3.43%, 6-month LIBOR remains constant at 3.87%, and 1-year CMT remains constant at 3.65% and run at the prepayment assumption to call.

(2)

Assumes 1-month LIBOR, 6-month LIBOR and 1-year CMT instantaneously increase to 20.00% and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1
WAL	15.04	1.73	1.00	0.70	0.54
Principal Window	1 - 265	1 - 42	1 - 22	1 - 16	1 - 12
# months	265	42	22	16	12
Class A-2
WAL	26.00	7.37	3.00	1.70	1.35
Principal Window	265 - 345	42 - 146	22 - 70	16 - 24	12 - 20
# months	81	105	49	9	9
Class A-3
WAL	28.73	12.14	5.81	2.03	1.64
Principal Window	345 - 345	146 - 146	70 - 70	24 - 25	20 - 20
# months	1	1	1	2	1

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL	26.56	8.00	5.00	3.01	1.64
Principal Window	274 - 345	46 - 146	53 - 70	25 - 40	20 - 20
# months	72	101	18	16	1
Class M-2
WAL	26.56	8.00	4.61	3.31	1.64
Principal Window	274 - 345	46 - 146	47 - 70	40 - 40	20 - 20
# months	72	101	24	1	1
Class M-3
WAL	26.56	8.00	4.42	3.22	1.64
Principal Window	274 - 345	46 - 146	45 - 70	37 - 40	20 - 20
# months	72	101	26	4	1
Class M-4
WAL	26.56	8.00	4.33	3.01	1.64
Principal Window	274 - 345	46 - 146	43 - 70	34 - 40	20 - 20
# months	72	101	28	7	1
Class M-5
WAL	26.56	8.00	4.26	2.88	1.64
Principal Window	274 - 345	46 - 146	42 - 70	32 - 40	20 - 20
# months	72	101	29	9	1
Class M-6
WAL	26.56	8.00	4.21	2.78	1.64
Principal Window	274 - 345	46 - 146	41 - 70	31 - 40	20 - 20
# months	72	101	30	10	1
Class M-7
WAL	26.56	8.00	4.17	2.71	1.64
Principal Window	274 - 345	46 - 146	40 - 70	29 - 40	20 - 20
# months	72	101	31	12	1
Class M-8
WAL	26.56	8.00	4.14	2.65	1.64
Principal Window	274 - 345	46 - 146	39 - 70	28 - 40	20 - 20
# months	72	101	32	13	1
Class M-9
WAL	26.56	8.00	4.12	2.60	1.64
Principal Window	274 - 345	46 - 146	38 - 70	28 - 40	20 - 20
# months	72	101	33	13	1

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1
WAL	15.04	1.73	1.00	0.70	0.54
Principal Window	1 - 265	1 - 42	1 - 22	1 - 16	1 - 12
# months	265	42	22	16	12
Class A-2
WAL	26.07	7.86	3.28	1.70	1.35
Principal Window	265 - 356	42 - 254	22 - 137	16 - 24	12 - 20
# months	92	213	116	9	9
Class A-3
WAL	29.69	22.69	12.55	2.03	1.64
Principal Window	356 - 357	254 - 292	137 - 167	24 - 25	20 - 20
# months	2	39	31	2	1

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1	26.66	8.77	5.46	4.98	1.64
WAL	274 - 356	46 - 260	53 - 141	25 - 103	20 - 20
Principal Window	83	215	89	79	1
# months
Class M-2	26.66	8.75	5.05	4.03	1.64
WAL	274 - 356	46 - 252	47 - 135	41 - 82	20 - 20
Principal Window	83	207	89	42	1
# months
Class M-3	26.65	8.72	4.85	3.50	1.64
WAL	274 - 356	46 - 242	45 - 128	37 - 77	20 - 20
Principal Window	83	197	84	41	1
# months
Class M-4	26.65	8.70	4.74	3.27	1.64
WAL	274 - 355	46 - 235	43 - 123	34 - 74	20 - 20
Principal Window	82	190	81	41	1
# months
Class M-5	26.65	8.67	4.66	3.13	1.64
WAL	274 - 355	46 - 227	42 - 119	32 - 71	20 - 20
Principal Window	82	182	78	40	1
# months
Class M-6	26.65	8.64	4.59	3.02	1.64
WAL	274 - 354	46 - 219	41 - 114	31 - 68	20 - 20
Principal Window	81	174	74	38	1
# months
Class M-7	26.65	8.59	4.51	2.92	1.64
WAL	274 - 354	46 - 209	40 - 108	29 - 64	20 - 20
Principal Window	81	164	69	36	1
# months
Class M-8	26.64	8.52	4.44	2.84	1.64
WAL	274 - 353	46 - 199	39 - 102	28 - 60	20 - 20
Principal Window	80	154	64	33	1
# months
Class M-9	26.63	8.43	4.37	2.76	1.64
WAL	274 - 352	46 - 187	38 - 95	28 - 56	20 - 20
Principal Window	79	142	58	29	1
# months	26.66	8.77	5.46	4.98	1.64

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	FWD 1 Year CMT %	Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	FWD 1 Year CMT %
1	3.99	3.98	3.433	3.870	3.647	42	4.90	4.44	4.482	4.544	4.090
2	2.90	2.71	3.626	3.989	3.707	43	4.91	4.44	4.491	4.552	4.106
3	3.02	2.65	3.814	4.083	3.752	44	5.29	4.91	4.497	4.565	4.122
4	2.90	2.42	3.914	4.149	3.783	45	4.91	4.43	4.506	4.577	4.138
5	3.02	2.44	4.039	4.201	3.806	46	5.04	4.63	4.513	4.587	4.153
6	2.90	2.14	4.197	4.235	3.825	47	4.92	4.47	4.521	4.600	4.168
7	2.90	2.21	4.129	4.252	3.846	48	5.04	4.62	4.529	4.610	4.182
8	3.26	2.57	4.202	4.259	3.872	49	4.92	4.43	4.558	4.622	4.195
9	2.90	2.13	4.201	4.257	3.904	50	4.92	4.42	4.566	4.630	4.208
10	3.02	2.26	4.216	4.258	3.942	51	5.05	4.57	4.573	4.636	4.219
11	2.90	2.09	4.241	4.260	3.986	52	4.93	4.45	4.582	4.643	4.229
12	3.01	2.18	4.306	4.261	4.031	53	5.05	4.60	4.589	4.651	4.239
13	2.89	2.17	4.166	4.255	4.074	54	4.93	4.44	4.596	4.658	4.247
14	2.89	2.14	4.187	4.275	4.110	55	4.93	4.43	4.603	4.664	4.254
15	3.01	2.27	4.208	4.294	4.137	56	5.30	4.90	4.609	4.666	4.261
16	2.89	2.10	4.229	4.315	4.154	57	4.93	4.41	4.616	4.668	4.266
17	3.00	2.23	4.247	4.333	4.163	58	5.06	4.59	4.623	4.668	4.271
18	2.88	2.06	4.267	4.353	4.163	59	4.95	4.44	4.629	4.669	4.276
19	2.88	2.04	4.287	4.372	4.155	60	5.07	4.59	4.635	4.669	4.280
20	3.24	2.47	4.304	4.379	4.141	61	4.95	4.45	4.612	4.670	4.283
21	2.87	2.01	4.324	4.385	4.120	62	4.95	4.45	4.617	4.675	4.287
22	4.76	4.17	4.342	4.390	4.095	63	5.08	4.60	4.621	4.679	4.291
23	4.63	4.00	4.359	4.394	4.067	64	4.95	4.44	4.627	4.684	4.295
24	4.75	4.13	4.378	4.396	4.039	65	5.07	4.59	4.632	4.689	4.300
25	4.63	4.03	4.327	4.398	4.013	66	4.95	4.43	4.636	4.693	4.304
26	4.63	4.02	4.339	4.410	3.990	67	4.95	4.42	4.642	4.697	4.308
27	4.75	4.16	4.352	4.423	3.972	68	5.31	4.89	4.645	4.702	4.313
28	4.63	4.14	4.364	4.434	3.959	69	4.94	4.40	4.650	4.707	4.317
29	4.75	4.28	4.375	4.445	3.950	70	5.06	4.57	4.655	4.711	4.322
30	4.63	4.12	4.387	4.457	3.946
31	4.62	4.11	4.399	4.468	3.945
32	4.87	4.41	4.411	4.474	3.949
33	4.64	4.11	4.422	4.482	3.956
34	5.11	4.70	4.431	4.487	3.967
35	4.98	4.54	4.443	4.492	3.980
36	5.11	4.69	4.452	4.498	3.994
37	4.98	4.55	4.438	4.503	4.010
38	4.85	4.37	4.448	4.512	4.026
39	4.96	4.50	4.456	4.520	4.042
40	4.87	4.43	4.465	4.528	4.058
41	5.02	4.60	4.473	4.536	4.074

(1)      Assumes the pricing prepayment speed to call.

(2)

Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee and Securities Administrator Fee), less aggregate interest on the Certificates divided by (b) aggregate principal balance of the Mortgage Loans as of the beginning period.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	CDR (a) Break %	Cum Loss %	CDR (a) Break %
M-1	55.60%	21.66%	35.60%	22.62%	26.10%	23.23%
M-2	41.90%	18.65%	28.00%	19.46%	21.00%	20.00%
M-3	35.10%	16.82%	24.00%	17.56%	18.20%	18.03%
M-4	29.70%	15.16%	20.70%	15.84%	15.90%	16.29%
M-5	25.50%	13.72%	18.00%	14.31%	13.90%	14.68%
M-6	21.70%	12.28%	15.50%	12.78%	12.10%	13.14%
M-7	18.60%	10.99%	13.50%	11.48%	10.50%	11.71%
M-8	15.70%	9.68%	11.50%	10.09%	9.10%	10.38%
M-9	13.50%	8.61%	10.00%	8.99%	7.90%	9.20%

Assumptions:

(1)

Pricing Prepayment Assumption, default is in addition to voluntary prepay

(2)

Forward LIBOR

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

To maturity

(6)

Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

(7)

‘Break’ is first dollar of principal loss

Footnotes:

(a)

Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Total Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$1,063,959,856	$2,352	$800,000
Average Scheduled Principal Balance	$181,749
Number of Mortgage Loans	5,854

Weighted Average Gross Coupon	7.146%	5.250%	10.500%
Weighted Average FICO Score	652	501	830
Weighted Average Combined Original LTV	82.69%	13.34%	100.00%
Weighted Average DTI	41.59%	2.22%	59.79%

Weighted Average Original Term	353	180	360
Weighted Average Stated Remaining Term	350	172	359
Weighted Average Seasoning	3	1	17

Weighted Average Gross Margin	5.553%	2.750%	6.500%
Weighted Average Minimum Interest Rate	7.016%	5.250%	10.500%
Weighted Average Maximum Interest Rate	13.016%	11.250%	16.500%
Weighted Average Initial Rate Cap	2.979%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	23	1	58

Maturity Date		November 1, 2019	June 1 , 2035
Maximum Zip Code Concentration	92553	0.45%

ARM	92.17%
Fixed Rate	7.83%

Interest Only	62.56%	2- 4 Units	9.41%
Not Interest Only	37.44%	Condo	8.82%
		PUD	17.62%
First Lien	96.13%	Single Family	63.71%
Second Lien	3.87%	Townhouse	0.45%

Full Documentation	44.26%
Limited Documentation	12.39%	Top 5 States:
Stated Income Documentation	43.35%	California	40.96%
		Illinois	8.08%
Cash Out Refinance	8.57%	Florida	6.94%
Purchase	62.67%	Washington	5.19%
Rate/Term Refinance	28.76%	Texas	5.08%

Non-owner	8.97%
Primary	91.03%
Second Home	0.00%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000 or less	569	18,500,925.17	1.74	9.808	199	95.14	654
50,001 - 100,000	1,242	93,240,722.53	8.76	8.415	317	86.66	636
100,001 - 150,000	1,185	146,536,547.71	13.77	7.484	352	83.47	636
150,001 - 200,000	803	138,745,484.50	13.04	7.178	356	82.92	641
200,001 - 250,000	564	126,230,088.24	11.86	7.096	356	81.84	650
250,001 - 300,000	474	129,706,786.44	12.19	6.911	357	80.99	657
300,001 - 350,000	361	117,117,610.78	11.01	6.781	357	82.06	662
350,001 - 400,000	252	94,643,554.50	8.90	6.707	357	82.15	665
400,001 - 450,000	157	66,581,160.62	6.26	6.644	357	81.04	664
450,001 - 500,000	110	52,230,549.57	4.91	6.873	357	81.22	660
500,001 - 550,000	53	27,781,098.03	2.61	6.550	357	83.57	670
550,001 - 600,000	42	24,471,884.62	2.30	6.545	357	81.77	665
600,001 - 650,000	27	17,061,792.16	1.60	6.520	357	81.43	669
650,001 - 700,000	3	2,031,200.00	0.19	5.847	358	79.69	693
700,001 - 750,000	10	7,482,433.77	0.70	6.196	357	74.83	671
750,001 - 800,000	2	1,598,017.34	0.15	6.269	355	70.73	650
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	12	3,545,528.19	0.33	5.402	358	77.39	658
5.500 - 5.999	368	111,806,667.69	10.51	5.871	357	80.51	667
6.000 - 6.499	623	163,443,706.68	15.36	6.259	357	80.38	663
6.500 - 6.999	1,452	329,940,593.50	31.01	6.756	357	80.77	662
7.000 - 7.499	707	135,982,767.13	12.78	7.237	357	82.00	653
7.500 - 7.999	819	146,926,467.42	13.81	7.740	356	83.58	642
8.000 - 8.499	371	53,061,267.19	4.99	8.242	357	88.17	617
8.500 - 8.999	390	49,871,466.79	4.69	8.725	356	87.61	610
9.000 - 9.499	242	19,078,118.30	1.79	9.208	317	89.95	599
9.500 - 9.999	388	27,350,273.84	2.57	9.818	243	93.81	633
10.000 - 10.499	384	18,579,267.02	1.75	10.285	207	93.95	647
10.500 - 10.999	98	4,373,732.23	0.41	10.500	188	94.45	655
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500 - 524	74	11,313,817.52	1.06	8.479	356	76.75	514
525 - 549	201	30,380,953.73	2.86	8.128	355	81.85	540
550 - 574	343	50,916,357.47	4.79	7.815	354	83.51	563
575 - 599	579	86,599,901.26	8.14	7.482	352	82.57	588
600 - 624	827	143,868,112.93	13.52	7.175	351	83.24	613
625 - 649	983	174,053,432.08	16.36	7.058	350	82.79	637
650 - 674	1,085	211,915,286.13	19.92	7.020	349	82.38	662
675 - 699	793	157,778,752.62	14.83	6.997	348	82.76	685
700 - 724	480	95,638,460.85	8.99	6.908	349	82.89	711
725 - 749	258	53,444,542.71	5.02	6.865	349	82.68	736
750 - 774	155	33,635,323.18	3.16	6.986	349	82.52	761
775 - 799	54	10,736,246.75	1.01	6.758	352	83.54	786
800 - 824	19	3,246,686.90	0.31	7.175	348	81.24	811
825 - 849	3	431,981.85	0.04	7.617	349	96.12	829
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50.00	39	5,952,581.21	0.56	7.312	348	40.87	626
50.01 - 55.00	19	3,928,045.44	0.37	7.343	357	52.86	606
55.01 - 60.00	48	8,810,434.50	0.83	7.256	356	58.08	591
60.01 - 65.00	42	8,126,682.30	0.76	6.955	357	62.98	626
65.01 - 70.00	161	30,303,428.62	2.85	7.349	356	68.65	626
70.01 - 75.00	210	34,723,024.49	3.26	7.082	357	73.94	630
75.01 - 80.00	2,630	564,555,528.84	53.06	6.780	357	79.86	662
80.01 - 85.00	653	157,762,352.29	14.83	6.980	357	84.74	653
85.01 - 90.00	743	134,764,941.86	12.67	7.478	354	89.70	636
90.01 - 95.00	260	33,925,498.11	3.19	8.190	340	94.77	621
95.01 - 100.00	1,049	81,107,338.32	7.62	8.962	279	99.93	654
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	856	42,477,913.87	3.99	9.957	178	97.92	665
240	2	195,790.24	0.02	8.198	237	88.71	600
360	4,996	1,021,286,151.87	95.99	7.028	357	82.06	651
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121 - 180	856	42,477,913.87	3.99	9.957	178	97.92	665
181 - 240	2	195,790.24	0.02	8.198	237	88.71	600
301 - 360	4,996	1,021,286,151.87	95.99	7.028	357	82.06	651
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 20.00	208	35,562,551.15	3.34	7.280	349	81.71	644
20.01 - 25.00	189	29,343,290.05	2.76	7.438	351	83.04	638
25.01 - 30.00	334	49,703,107.73	4.67	7.241	350	81.79	645
30.01 - 35.00	558	89,488,376.45	8.41	7.273	351	82.23	651
35.01 - 40.00	870	150,688,527.89	14.16	7.200	351	82.98	649
40.01 - 45.00	1,289	236,174,575.79	22.20	7.169	350	82.67	656
45.01 - 50.00	2,088	407,268,598.08	38.28	7.083	349	82.99	655
50.01 - 55.00	315	65,067,321.86	6.12	6.874	350	82.02	644
55.01 - 60.00	3	663,506.98	0.06	7.365	356	76.21	594
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	4,748	980,638,399.15	92.17	7.016	357	82.10	651
Fixed Rate	1,106	83,321,456.83	7.83	8.675	266	89.71	660
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
15yr FRM	24	1,506,327.08	0.14	8.727	177	83.70	643
20yr FRM	2	195,790.24	0.02	8.198	237	88.71	600
30yr FRM	220	33,140,161.47	3.11	7.422	357	81.42	651
30yr FRM IO	28	7,507,591.25	0.71	6.956	357	79.81	671
30/15 Balloon	832	40,971,586.79	3.85	10.003	178	98.45	666
2/28 ARM	1,644	239,294,090.04	22.49	7.487	357	82.98	628
2/28 ARM IO	2,098	548,545,458.83	51.56	6.771	357	81.60	663
3/27 ARM	543	80,880,810.42	7.60	7.498	357	83.08	628
3/27 ARM IO	399	96,851,679.59	9.10	6.856	357	82.02	661
5/25 ARM	11	1,505,106.44	0.14	7.223	357	81.48	655
5/25 ARM IO	32	7,706,461.53	0.72	6.708	358	81.66	675
6ML ARM	5	837,448.81	0.08	6.475	356	81.96	702
6ML ARM IO	16	5,017,343.49	0.47	7.122	356	81.17	663
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	2,573	665,628,534.69	62.56	6.787	357	81.64	663
Not Interest Only	3,281	398,331,321.29	37.44	7.745	338	84.46	634
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,595	215,225,683.26	20.23	7.854	334	84.18	651
Prepay Penalty: 6 months	132	13,668,064.56	1.28	7.897	357	85.83	628
Prepay Penalty: 12 months	88	20,003,085.20	1.88	7.583	357	81.94	658
Prepay Penalty: 24 months	2,844	582,963,748.20	54.79	6.960	353	82.29	652
Prepay Penalty: 30 months	531	109,207,364.69	10.26	6.838	357	82.46	653
Prepay Penalty: 36 months	664	122,891,910.07	11.55	6.903	355	81.97	655
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	5012	1,022,744,659.29	96.13	7.030	357	82.06	651
Second Lien	842	41,215,196.69	3.87	10.015	178	98.50	666
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	3,097	470,877,170.62	44.26	7.155	350	83.76	630
Stated Income	2,156	461,206,964.98	43.35	7.161	349	81.34	678
Limited Documentation	601	131,875,720.38	12.39	7.058	350	83.65	642
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	3,856	666,798,592.10	62.67	7.110	348	83.23	664
Rate / Term Refinance	1,540	305,960,878.88	28.76	7.206	353	82.12	633
Cash-out Refinance	458	91,200,385.00	8.57	7.202	354	80.71	632
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	3,888	677,796,031.03	63.71	7.158	350	82.65	648
PUD	1,020	187,446,183.13	17.62	7.080	349	83.40	649
2-4 Units	397	100,154,123.41	9.41	7.246	351	81.68	672
Condo	517	93,794,051.78	8.82	7.068	348	82.56	663
Townhouse	32	4,769,466.63	0.45	7.362	343	84.55	643
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Owner	5,232	968,564,941.86	91.03	7.095	350	82.92	650
Non-Owner	622	95,394,914.12	8.97	7.655	352	80.41	677
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
A+	17	2,748,738.70	0.26	7.131	349	82.77	625
A	5,650	1,035,336,004.51	97.31	7.106	350	83.82	654
A-	66	9,758,148.51	0.92	8.328	357	85.43	565
B+	9	1,319,807.62	0.12	8.307	355	79.61	536
B	44	6,076,391.43	0.57	8.788	357	100.00	560
B-	1	109,929.70	0.01	8.240	358	89.95	663
C	34	4,142,095.30	0.39	9.262	356	71.63	554
D	19	2,789,941.30	0.26	9.713	357	64.73	544
D-	1	78,000.00	0.01	8.050	357	79.60	573
N/A	13	1,600,798.91	0.15	8.016	354	84.39	638
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	347	53,845,392.30	5.06	7.179	349	82.93	641
Arkansas	29	2,545,375.23	0.24	8.141	347	90.56	625
California	1,544	435,751,082.02	40.96	6.761	349	81.43	665
Colorado	254	41,145,757.51	3.87	7.047	351	83.28	646
Connecticut	13	2,364,544.73	0.22	7.870	354	79.43	620
Delaware	2	469,339.44	0.04	7.915	357	86.30	587
Florida	429	73,810,127.27	6.94	7.315	351	82.74	651
Georgia	194	25,587,415.89	2.40	7.338	352	83.70	638
Idaho	30	2,948,298.90	0.28	7.727	347	81.07	629
Illinois	505	85,934,838.03	8.08	7.533	351	83.66	649
Indiana	27	2,677,853.71	0.25	7.814	349	83.83	634
Iowa	99	8,555,702.20	0.80	8.516	348	85.87	604
Kansas	141	13,651,115.99	1.28	7.981	354	86.21	625
Kentucky	23	2,583,383.51	0.24	7.714	354	86.36	634
Louisiana	50	4,651,056.65	0.44	8.046	354	90.13	600
Maine	9	1,334,869.85	0.13	8.032	357	85.48	621
Maryland	89	19,183,634.09	1.80	7.316	349	80.30	647
Massachusetts	121	30,226,894.78	2.84	7.255	350	81.37	661
Michigan	118	16,128,959.72	1.52	7.534	348	85.84	638
Minnesota	110	18,484,842.27	1.74	6.989	348	82.41	653
Mississippi	18	1,901,167.47	0.18	8.240	357	88.55	629
Missouri	216	20,602,996.31	1.94	7.866	353	85.52	629
Montana	1	53,934.33	0.01	8.500	357	90.00	544
Nebraska	47	4,813,795.42	0.45	7.713	353	86.67	631
Nevada	35	6,217,146.82	0.58	7.413	349	85.19	649
New Hampshire	20	3,110,989.46	0.29	7.748	343	85.14	652
New Jersey	46	9,623,853.29	0.90	7.601	353	79.13	634
New Mexico	15	2,069,061.54	0.19	7.412	357	82.09	634
North Carolina	25	2,877,822.15	0.27	7.785	354	87.88	624
Ohio	4	631,036.06	0.06	7.697	357	94.48	644
Oklahoma	32	3,159,482.39	0.30	8.018	354	88.84	615
Oregon	37	4,980,064.55	0.47	7.115	351	81.34	628
Pennsylvania	20	2,334,180.49	0.22	7.854	342	82.86	626
Rhode Island	25	4,515,181.76	0.42	6.999	348	79.31	663
South Carolina	26	2,613,644.19	0.25	7.774	347	90.18	635
South Dakota	4	265,690.67	0.02	7.585	340	83.93	661
Tennessee	88	9,560,978.68	0.90	7.584	347	87.88	640
Texas	518	54,076,518.06	5.08	7.561	347	84.64	643
Utah	59	8,074,880.21	0.76	7.334	351	84.10	650
Vermont	9	1,825,930.80	0.17	8.247	357	78.88	605
Virginia	90	18,033,997.55	1.69	7.297	352	81.73	648
Washington	345	55,253,415.92	5.19	7.165	351	83.44	640
West Virginia	9	1,396,039.63	0.13	7.208	335	85.56	643
Wisconsin	21	2,696,442.62	0.25	7.539	351	81.64	643
Wyoming	8	974,155.02	0.09	7.334	341	86.54	645
Washington DC	2	416,966.50	0.04	7.490	322	84.00	697
Total	5,854	1,063,959,855.98	100.00	7.146	350	82.69	652

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	6	1,430,211.93	0.15	6.621	357	84.37	663
3.000 - 3.499	12	3,622,634.95	0.37	7.250	356	82.53	671
3.500 - 3.999	1	157,746.16	0.02	5.850	355	80.00	552
4.000 - 4.499	25	3,217,705.99	0.33	7.412	358	82.15	650
4.500 - 4.999	154	24,491,007.08	2.50	7.223	357	81.78	650
5.000 - 5.499	1,343	340,961,072.96	34.77	6.769	357	82.74	654
5.500 - 5.999	1,654	349,455,645.73	35.64	6.930	357	81.81	653
6.000 - 6.499	1,550	256,846,258.28	26.19	7.435	357	81.64	646
6.500 - 6.999	3	456,116.07	0.05	6.975	357	84.49	623
Total	4,748	980,638,399.15	100.00	7.016	357	82.10	651

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	12	3,545,528.19	0.36	5.402	358	77.39	658
5.500 - 5.999	367	111,529,816.40	11.37	5.871	357	80.51	667
6.000 - 6.499	604	157,869,992.86	16.10	6.257	357	80.56	662
6.500 - 6.999	1,391	317,743,976.47	32.40	6.754	357	80.79	663
7.000 - 7.499	664	128,210,912.78	13.07	7.236	357	82.25	653
7.500 - 7.999	759	138,620,196.42	14.14	7.742	357	83.58	642
8.000 - 8.499	350	50,388,593.86	5.14	8.242	357	88.18	614
8.500 - 8.999	351	46,091,300.27	4.70	8.723	357	87.75	609
9.000 - 9.499	126	14,440,542.76	1.47	9.221	357	87.20	581
9.500 - 9.999	84	9,043,732.97	0.92	9.723	357	83.41	568
10.000 - 10.499	36	2,920,101.38	0.30	10.261	357	75.10	563
10.500 - 10.999	4	233,704.79	0.02	10.500	358	51.63	551
Total	4,748	980,638,399.15	100.00	7.016	357	82.10	651

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 - 11.499	12	3,545,528.19	0.36	5.402	358	77.39	658
11.500 - 11.999	367	111,529,816.40	11.37	5.871	357	80.51	667
12.000 - 12.499	603	157,688,112.03	16.08	6.257	357	80.56	662
12.500 - 12.999	1392	317,925,857.30	32.42	6.754	357	80.79	663
13.000 - 13.499	664	128,210,912.78	13.07	7.236	357	82.25	653
13.500 - 13.999	759	138,620,196.42	14.14	7.742	357	83.58	642
14.000 - 14.499	350	50,388,593.86	5.14	8.242	357	88.18	614
14.500 - 14.999	351	46,091,300.27	4.70	8.723	357	87.75	609
15.000 - 15.499	126	14,440,542.76	1.47	9.221	357	87.20	581
15.500 - 15.999	84	9,043,732.97	0.92	9.723	357	83.41	568
16.000 - 16.499	36	2,920,101.38	0.30	10.261	357	75.10	563
16.500 - 16.999	4	233,704.79	0.02	10.500	358	51.63	551
Total	4,748	980,638,399.15	100.00	7.016	357	82.10	651

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	21	5,854,792.30	0.60	7.029	356	81.29	669
2.000	43	9,211,567.97	0.94	6.792	358	81.63	672
3.000	4,684	965,572,038.88	98.46	7.018	357	82.11	651
Total	4,748	980,638,399.15	100.00	7.016	357	82.10	651

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	4,748	980,638,399.15	100.00	7.016	357	82.10	651
Total	4,748	980,638,399.15	100.00	7.016	357	82.10	651

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 - 3	19	5,254,192.30	0.54	7.065	356	81.21	670
4 - 6	2	600,600.00	0.06	6.712	358	81.96	657
7 - 9	1	210,790.48	0.02	6.250	343	80.00	715
10 - 12	3	606,665.33	0.06	7.777	348	83.86	538
13 - 15	3	298,175.51	0.03	7.425	350	70.20	606
16 - 18	20	4,219,225.98	0.43	6.942	354	80.01	635
19 - 21	2388	494,778,061.63	50.45	7.013	356	81.54	651
22 - 24	1327	287,726,629.94	29.34	6.945	358	82.87	655
28 - 30	5	810,505.98	0.08	6.663	353	80.01	662
31 - 33	538	99,383,456.12	10.13	7.186	357	82.43	643
34 - 36	399	77,538,527.91	7.91	7.105	358	82.63	651
52 - 54	1	50,172.01	0.01	7.500	353	90.00	556
55 - 57	14	2,635,751.89	0.27	6.626	357	82.28	668
58 - 60	28	6,525,644.07	0.67	6.854	358	81.30	674
Total:	4,748	980,638,399.15	100.00	7.016	357	82.10	651

JPMorgan Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Paul White	834-5440	Brian McDonald	834-4154
	Marty Friedman	834-5727	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Tom Rimini	834-5308	Melissa Traylor	834-4154
	Marcia Yu	834-5006	Lizmary Rodriguez	834-4154
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986	Asset-Backed Trading
Structuring/			Peter Basso	834-3720
Home Equity Trading:	Robert Miller	834-2428	John Lennon	834-3720
	Raj Kothari	834-3339
	Kevin Lynn	834-2394
	Will Gajate	834-5033

Rating Agency Contacts

Standard & Poor’s
Brian Weller	(212) 438-1934

Moody’s
Danise Chui	(212) 553-1022

Fitch
Tara Sweeney	(212) 908-0347

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor Lizmary Rodriguez